UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )
________________________________________________
Filed by the Registrant    ☒    Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2
ORIGIN MATERIALS, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ORIGIN

P.O. BOX 8016, CARY, NC 27512-9903

# Origin Materials, Inc.
# Important Notice Regarding the Availability of Proxy Materials

**Stockholders Meeting to be held on June 27, 2022**

**For stockholders of record as of April 28, 2022**

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

**To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ORGN**

**To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.**

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

## For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ORGN

**Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.**

*If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 17, 2022.*

***To order paper materials, use one of the following methods.***

| INTERNET | TELEPHONE | * E-MAIL |
|---|---|---|
| www.investorelections.com/ORGN | (866) 648-8133 | paper@investorelections.com |

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

## Origin Materials, Inc.

**Meeting Type:** Annual Meeting of Stockholders
**Date:** Monday, June 27, 2022
**Time:** 11:00 AM, Eastern Time
**Place:** Annual meeting to be held live via the Internet
Please visit www.proxydocs.com/ORGN for more details.

**You must register to attend the meeting online and/or participate at www.proxydocs.com/ORGN**

**SEE REVERSE FOR FULL AGENDA**

# Origin Materials, Inc.
## Annual Meeting of Stockholders

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE:**

**FOR** ON PROPOSALS 1 AND 2
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

**PROPOSAL**

1. Election of Directors

   1.01 Pia Heidenmark Cook

   1.02 William Harvey

   1.03 Boon Sim

2. Ratify the appointment of Grant Thornton LLP as our independent registered public accountant for fiscal year 2022.

3. Provide advisory approval of the frequency of future advisory stockholder votes to approve executive compensation.